UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

    On February 15, 2012, Progress Energy, Inc. (“Progress Energy”) entered into an Amended and Restated Credit Agreement, dated February 15, 2012 (the “2012 Progress Energy Credit Agreement”) with the banks listed on the signature pages thereto, the other Lenders (as defined in the 2012 Progress Energy Credit Agreement) from time to time parties thereto, Citibank, N.A. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as Joint Lead Arrangers. Commitments of the lenders under the 2012 Progress Energy Credit Agreement total $477,876,106.20. The 2012 Progress Energy Credit Agreement amends and restates the Credit Agreement, dated as of May 3, 2006, as amended, among Progress Energy, Inc., Citibank, N.A. as Administrative Agent and the banks, financial institutions and other institutional lenders party thereto. The 2012 Progress Energy Credit Agreement will be used to provide liquidity support for Progress Energy's commercial paper and other short-term obligations, and for other general corporate purposes. The 2012 Progress Energy Credit Agreement will expire on May 3, 2013 (or earlier upon meeting certain conditions following the proposed merger with Duke Energy Corporation). Fees and interest rates under the 2012 Progress Energy Credit Agreement will be determined based on the credit rating of Progress Energy’s long-term unsecured senior non-credit enhanced debt. The 2012 Progress Energy Credit Agreement includes a defined maximum total debt to total capital ratio of 68 percent. The 2012 Progress Energy Credit Agreement also contains various cross-default and other acceleration provisions.

    The foregoing description is qualified in its entirety by reference to the full text of the 2012 Progress Energy Credit Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	EXHIBITS.

10.1
Amended and Restated Credit Agreement, dated February 15, 2012, among Progress Energy, Inc., Citibank, N.A. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as Joint Lead Arrangers.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date:  February 21. 2012

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated February 15, 2012, among Progress Energy, Inc., Citibank, N.A. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as Joint Lead Arrangers.